Exhibit 10.2

FORM OF

JOINDER AGREEMENT

June [  ], 2016

[         ], a [         ] (the “Joinder Party”) is executing and delivering this Joinder Agreement pursuant to the Tax Receivable Agreement, dated March 21, 2016 (the “TRA”), as it may be amended from time to time, by and among WL Ross Holding Corp., a Delaware corporation (the “Company”), TPG VI Neon II, L.P., a Delaware limited partnership, TPG VI FOF Neon, L.P., a Delaware limited partnership, Nexeo Holdco, LLC, a Delaware limited liability company, TPG VI AIV SLP SD, LP, a Delaware limited partnership, TPG VI DE BDH, LP, a Delaware limited partnership and TPG VI Neon II, L.P. as the agent. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the TRA.

By executing this Joinder Agreement and delivering it to the Company, the Joinder Party hereby agrees to become a party to, to be bound by, and to comply with the provisions of the TRA in the same manner as if the Joinder Party had been an original party thereto.

Each Party to the TRA is intended to be a third party beneficiary to this Joinder Agreement and shall be entitled to rely upon, and enforce this Joinder Agreement, to the same extent as if it is a signatory hereto.

[Remainder of Page Intentionally Left Blank]

Accordingly, each of the undersigned has executed this Joinder Agreement as of the date first written above.

JOINDER PARTY

By:

[Signature Page to Joinder Agreement]

Accordingly, each of the undersigned has executed this Joinder Agreement as of the date first written above.

WL ROSS HOLDING CORP.

By:
Name:
Title:

[Signature Page to Joinder Agreement]

Accordingly, each of the undersigned has executed this Joinder Agreement as of the date first written above.

AGENT:

TPG VI NEON II, L.P.

By:	TPG ADVISORS VI, INC.,
its general partner

By:
	Name:	Clive Bode
	Title:	Vice President

NON-BLOCKER HOLDERS:

TPG VI NEON II, L.P.

By:	TPG ADVISORS VI, INC.,
its general partner

By:
	Name:	Clive Bode
	Title:	Vice President

TPG VI FOF NEON, L.P.

By:	TPG VI AIV SLP SD, L.P.,
its general partner
By:	TPG VI AIV SLP SD ADVISORS, L.L.C.,
its general partner

By:
	Name:	Clive Bode
	Title:	Vice President

[Signature Page to Joinder Agreement]

NEXEO HOLDCO, LLC

By:
	Name:	Michael B. Farnell, Jr.
	Title:	Executive Vice President and
Chief Legal Officer

TPG VI AIV SLP SD, L.P.

By:	TPG VI AIV SLP SD ADVISORS, L.L.C.,
its general partner

By:
	Name:	Clive Bode
	Title:	Vice President

BLOCKER HOLDERS:

TPG VI DE BDH, L.P.

By:	TPG ADVISORS VI, INC.,
its general partner

By:
	Name:	Clive Bode
	Title:	Vice President

[Signature Page to Joinder Agreement]